SafeSpace

Ticker:
OTCID: SSGC

SafeSpace Global Corp.

The Global Leader in Multimodal AI Technology that Helps Save Lives.

Investor Deck

As presented at
The DealFlow Discovery Conference
Thursday, Jan. 29, 2026
9:30am EST

Prepared by: Harvest Communications

www.SafeSpaceGlobal.AI

SafeSpace

Forward-Looking Statements / Safe Harbor Notice

Ticker:
OTCID: SSGC

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements regarding our anticipated development timelines, product roadmap, market opportunities, business strategy, expected financial performance, future funding needs, planned operational milestones, and any other statements that are not historical facts. These statements are based on current expectations, estimates, projections, and assumptions, and involve risks and uncertainties that could cause actual results to differ materially. Factors that may cause such differences include, among others, risks related to product development, regulatory approvals, market acceptance, competition, financing, operational execution, and other risks described in the Company's public filings and disclosures. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise these statements, whether as a result of new information, future events, or otherwise, except as required by law.

No Offer to Sell or Solicitation of an Offer to Buy

This presentation is for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company.

SafeSpace

Ticker:
OTCID: SSGC

At A Glance

What We Do

Develop Advanced AI Technologies
Enhance Situational Awareness
Mitigate Risks in Critical Environments

Our Journey

Founded in 2016 as Healthcare Integrated Technologies (HITC)

Recognized Broader Safety Needs across 4 Verticals

Rebranded to SafeSpace Global Corp. (Ticker: SSGC) in 2025

Our Verticals

- **Healthcare**
- **Education**
- **Correctional Facilities**
- **Transportation**

Our Highlights

- Defensible IP
- Capital Efficient Model
- Scalable Partnerships
- Experienced Leadership

SafeSpace

Ticker:
OTCID: SSGC

What Drives Us

Vision

To be the global leader in multimodal AI technology.

Mission

To help save lives.

Values

√ Customers Come First

√ Technology That Matters

√ Integrity (Doing What We Say We Will Do)

√ Have Fun Increasing Value

SafeSpace

Ticker:
OTCID: SSGC

What Sets Us Apart

Multimodal AI
Object, Faces, Poses, Notifications

Camera Agnostic
Our software overlays cameras

AI First
Evolving ecosystem that is always relevant versus Camera/ NVR

GPU
Allows for faster, more accurate processing; safety


AI

www.SafeSpaceGlobal.AI

SafeSpace

Ticker:
OTCID: SSGC

Our Customised Products

Healthcare

Elopement Prevention Using Facial Recognition integrated with Door Locks



Schools

Active Shooter Prevention using Weapon Detection and notifying the Human-in-the-loop, integrating with 911nform



Correctional Facilities

Preventing Violence using Facial Recognition for 'Keep Separates' and Cell-check Timing with Guards



Transportation

Prevents Violence on buses with Facial Recognition against Do-Not-Ride list.


person
person

SafeSpace

Core AI Differentiators

Ticker:
OTCID: SSGC



Camera-Agnostic
(Edge Server Based)
Works with RTSP / ONVIF Cameras
No Proprietary Hardware
Cost-Controlled Approved Camera List
GPU-Agnostic
(Portable Inference)
NVIDIA
intel. OpenVINO
Core ML
Performance-Per-Watt Efficiency
HW Choice Based on TCO
Model Zoo-Agnostic
(Replaceable Models)
Interface-Level Model Contracts
Swap Detectors, VLMs, LLMs
Production-Grade
MLOps & Governance
Data → Training → TensorRT → Release
Versioning & Safety Controls
Verticalized,
Outcome-Driven Solutions
Trigger → Evidence → Action
Built for Human Operations

Camera-Agnostic (Edge Server Based)

- Works with any RTSP/ONVIF camera (no proprietary hardware)
- Depth estimation via mathematical monocular/binocular vision (no special depth cameras)
- Approved camera list for cost control and standardized performance

GPU-Agnostic (Portable Inference)

- Currently: NVIDIA for maturity, ecosystem, performance-per-watt
- Future optionality: Intel OpenVINO or Apple CoreML when TCO improves
- Swap decision driven by customer demand and operational economics, not engineering preference

Model Zoo-Agnostic (Replaceable Models)

- Model contracts defined at interface level (inputs, outputs, metrics, thresholds)
- Replace detectors, LLMs, VLMs as licensing or performance evolves
- Current stack: YOLO detection, InsightFace FR, Pixtral/Moondream VLMs, Mistral sLMs

Production-Grade MLOps & Governance

- Repeatable pipeline: data curation → labeling → training → validation → TensorRT optimization → release
- Azure ML Model Registry governs versioning, model cards, Dev/QA/Prod promotion
- 8-stage lifecycle for safety-critical models (e.g., knife detection)

Verticalized, Outcome-Driven Solutions

- Senior Living: Elopement prevention with staged alerts
- Prisons: Keep Separate (co-presence detection), Cell Check (accountability tracking)
- Transit: Sleeper on Bus (unresponsive rider detection)
- Design principle: Trigger → Evidence → Action (built for human operations, not just raw detections)

SafeSpace

Ticker:
OTCID: SSGC

Go-to-Market Strategy

Verticals

1. Healthcare
2. Education
3. Transportation
4. Correctional Facilities

Key Growth Drivers

Partnership Integrations for:

1. Capabililities
2. Channel Partners
3. Cross-selling Opportunities

Partnership Strategy

Extend product offerings and expand revenue partners

SafeSpace

HEALTHCARE

VERTICAL EXAMPLE

Go-to-Market Strategy

Consolidation & "Land and Expand"

Vendor Consolidation Opportunity

SafeSpace replaces multiple vendors w/ single platform, reducing OpEx.

Visitor Mgt, surveillance, elopement, security, falls

Land, Prove & Expand

Strategic Partnerships (grant writers to secure free funding & Consultants)

Phased Deployment w/ Perf. Based Upside: Secure 2-5 facilities -> Generate Data proving ROI -> Trigger portfolio-wide r/o

Specialized Sales & Support:
Secure 2 A/E' s from Acute and SL SaaS Sales.
Secure Nurse for QA/RM and Clinical Informatics
Secure Life Safety/Engineer/Contractor



SafeSpace

HEALTHCARE

VERTICAL EXAMPLE

Go-to-Market Strategy

Strategic Moats

Insurance Incentives

√ Developing data to secure premium discounts for members.

√ Verified with industry insurance providers that elopements yield high payouts.

√ Establish National Elopement Safety Standard (NESP)

Medicare Reimbursement

√ Research and Obtain CPT code that allows facility to be reimbursed for deploying SafeSpace.

√ Remote Patient Monitoring



SafeSpace

HEALTHCARE

Marketing Strategy

Lead Generation Plan

Strategy	Tactics	Lead Magnets	Results
Position SafeSpace as the solution to healthcare's #1 safety crisis	White Paper, LinkedIn Series, Webinar Series, Union Partnerships,	Free Risk Assessments, Benchmark Reports, OSHA Compliance Checklist	150+ Qualified Leads (first 90 Days)
Target senior living facilities with elopement/fall prevention focus	Trade Shows, Insurance Partnerships, Case Studies, Direct Mail Campaigns, LinkedIn ABM	Elopment Prevention Audit, Legal Liability Guide, Family Communication Toolkit	100+ senior living qualified leads (first 90 days)
Partner with telehealth platforms to embed SafeSpace as security layer	Strategic Partnerships, Conferences Circuit, PR Campaign, Referral Program, Vertical Integration Messaging	Joint webinar with telehealth partner, Compliance guide: "HIPAA + Physical Security: The Complete Solution"	50+ enterprise healthcare leads via partnerships

SafeSpace

EDUCATION
(K-12 SCHOOLS)

Marketing Strategy

Lead Generation Plan

Strategy	Tactics	Lead Magnets	Results
Arm champions (principals, safety officers) to sell internally	Downloadable Presentation to pitch board internally, Budget Templates showing how to fund safeSpace through grants and PTO budgets	School board presentation package, case studies, live support	150+ schools with active internal champions within 6 months
Get endorsed by state school administrators associations	Association Sponsorships, Endorsed Vendor Program, co-branded webinars. Member discounts	Association member exclusive' pricing, Free pilot program for one school in each state, Peer networking opportunities with other districts	300+ warm leads via association channels annually
Ethical rapid response after school safety incidents (NOT exploitative)	Geographic Targeting (50 mile radius), Supportive Messaging, Media Commentary, Legislative Advocacy	Free emergency response planning session, "Lessons Learned" analysis from recent incidents (educational, not fearful)	50-100 leads per significant incident (sadly regular occurrence)

SafeSpace

HEALTHCARE

The Macro Crisis

"Silver Tsunami" & The Regulatory Spiral

Silver Tsunami

√ Over 11,200 Americans turn 65 Every Day

√ Caregiver to senior ratio from 7:1 to 3:1 by 2030 (hiring humans no longer a mathematical option)

Regulatory Spiral

√ Immediate Jeopardy Citations Trigger CMS Fines range from $6-22K/Day
√ Ban on admissions (new revenue) Impacts CMS Star Rating

Staffing

√ 92% of facilities short-staffed = less humans to watch door
√ Legal and monetary fallout can exceed $1m Incident



SafeSpace

HEALTHCARE

Wander Management Market Share

Market Held Back by 30-year-old Technology

RTLS Market Valued at $2.02 Billion

√ Market includes wander management, asset tracking and infant security

√ Dominated by wearables (Securitas, CenTrak, Accutech)

Why Wearables Fail

Dignity – fight it leading to agitation
Reliability – often cut off = safety risk
Staff Burden – Assessment and Audits



SafeSpace

HEALTHCARE

The SafeSpace Solution

Feature	Legacy Solution	SafeSpace Solution
Resident Requirement	Uncomfortable Bracelet or Pendant warn 24/7	Passive, invisible, facial detection
Dignity	Visible, Embarrassing	Invisible, Normalizing
Failure Mode	Resident Cuts, Battery dies, Causes Skin Tears	Continues facility power (Generator)
Incident Resolution	A reactive alarm upon approach for **only** those wearing bracelet	Door doesn't open for all residents categorized as elopement risk + immediate SMS notification
Added Value	Single Purpose, more $	Weapon detection, investigations, visitor management, time theft monitor, AI First

SafeSpace

Regulatory Tailwind

Leveraging Government Funds to Close Deals

CMP Reinvestment Fund

Millions in federal fines returned to states to fund Quality Improvement.

AI restriction removed so facilities can apply for grants to purchase SafeSpace

SafeSpace Advantage

Person-Centered alignment – CMS prioritizes non-restrictive technology

Sales can use this to bypass capital budget restrictions


4/16

SafeSpace

Traction & Validation

Validating the Shift Away From Wearables

8 Active Communities

√ Being installed and will be operational in March 2026.

√ Chose us to solve the ‘bracelet problem’ that legacy wearables could not solve.

Monthly Value Report

√ Will provide data for their monthly required QAPI meetings – proof of oversight.

√ Gather data to develop white papers and case studies.

SIGNATURE HEALTHCARE

WP Wayman Place SENIOR LIVING

SafeSpace

TRANSPORTATION

Clients

FIFA 2026 Soccer World Cup Safety

KCATA

Kansas City
Area Transportation Authority

FIFA
FIFA WORLD CUP
USA • CANADA • MEXICO
2 0 2 6

Connects people to opportunities through **safe, reliable public transportation** in Kansas City region.

Kansas City will **host *six* soccer matches** and is actively preparing for an influx of ***up to 650,000 visitors*.**

Phased Integration of **SafeSpace** technology to ensure the safety and security of both residents and visitors:

- Phase 1 - 7 Buses
- Phase 2 - 20 Buses
- Phase 3 - 214 remaining buses in the KCATA fleet

SafeSpace

EDUCATION

Strategic Partners



The World's Only Comprehensive Safety Solution
IDENTIFY
DETECT
ALERT
IDENTIFY
People • Places • Objects
Real-time awareness
DETECT
Threats at a distance
Through walls and barriers
ALERT
The right responder
Immediately
IDENTIFY → DETECT → ALERT
One integrated system. Proactive protection. Lives saved.
SafeSpace
Base Molecular Resonance
TECHNOLOGIES
911 INFORM

SafeSpace

911 INFORM


911 INFORM
Connecting
On-Site
systems

SafeSpace

Base Molecular Resonance™
TECHNOLOGIES



SafeSpace

Base Molecular Resonance™
TECHNOLOGIES

3RD PARTY VALIDATION STUDY

Detection Results



AR-15 DETECTED
580 FEET AWAY
THROUGH MULTIPLE BUILDINGS



9mm
IN MOVING
VEHICLE

DETECTED AT
57 FEET



.22 CALIBER ROUND

DETECTED
71 FT

Detection distance is directly proportional to the mass of the sample (Current Prototype)
Power and distance are directly proportional (Power+ = Greater Distance)

SafeSpace

Base Molecular Resonance™ TECHNOLOGIES

3RD PARTY LANDMARK STUDY

Confirms 100% Accuracy: Blind and double-blind tested, with no false positives or false negatives.



Former NASA Astronaut, Charlie Duke

"As someone who has walked on the Moon, I've only witnessed a handful of technologies that fundamentally changed what our nation is capable of. What BMRT demonstrated in these U.S. Government sponsored tests belongs in that category. This is a breakthrough with the potential to reshape how America protects itself at home and abroad."

U.S. Air Force Brigadier General (ret.) & former NASA astronaut, Charlie Duke, renowned as the 10th person & the youngest in history, to walk on the Moon during the Apollo 16 mission.

SafeSpace

Ticker:
OTCID: SSGC

IP Portofolio

An AI-driven **"chain of evidence"** system that:

- Watches real-world human activity across multiple sensors
- Detects anomalies
- Corroborates them across sources
- Grades compliance or risk
- Triggers alerts or records... automatically!

This is *not* just cameras.

USA Patent Number: 11,886, 950

Multi-Sensor AI Integration Platform

Comprehensive Threat Detection

Proactive Intelligence

Automated Response

SafeSpace

Ticker:
OTCID: SSGC

IP Portofolio

Smart **fall-detection** that uses **cameras, microphones,** and **AI** to sense when someone may have fallen, to check the situation, protect their privacy, and notify help, if needed.

USA Patent Number: 11, 587, 423

Advanced Fall Detection and Classification

Fall Detection

Smart Use of Video & Sound

Privacy Protection

SafeSpace

911 INFORM

The Power of 42 Combined Patents



Patented Life-Saving Technology
Emergency Routing – Patent No. 12,213,030
Police Remote Building Lockdown – Patent
Threat Button Tracking – Patent No. 12,289,
Patented Life-Saving Technology (Cont'd)
Geospatial Physical Location – Patent No. 12,323,895
Patented Life-Saving Technology (Cont'd)
Panic Buttons – Patent No. 12,495,109
Defining the Next Standard for K-12 Emergency Response
Key Differentiation vs. the Market
Alyssa's Law Alignment & Market Tailwinds

- Emergency Routing
- Police Remote Building Lockdown
- Threat Button Tracking
- Panic Buttons to Correct First Responder
- Geospatial Physical Location
- Threat Detection
- Molecular GunPowder Detection
- Non-invasive Detection Capabilities
  Upclose and At Distance

and many more...

SafeSpace

Base Molecular Resonance™
TECHNOLOGIES

The Power of 42 Combined Patents

Base Molecular Resonance™
TECHNOLOGIES


PATENT

HOLDS 20 PATENT ASSETS

+ 56 Global Use Cases

BMRT's patented technology leverages resonant frequency interaction at the subatomic level, enabling the non-invasive detection of:

- Firearms and explosives
- Narcotics and chemical agents
- Radioactive materials and hazardous substances
- Every element on the periodic table
- Over 200 types of cancers and other diseases

SafeSpace

Ticker:
OTCID: SSGC

Strategic Advantages

Multi-Vertical

Education, Correctional Facilities, Transportation and Healthcare

Multimodal

Custom Solutions vs. Single Solutions

Multi-Use Cases / Vertical

Proactive Responses. More Lives Saved.



SafeSpace

Ticker:
OTCID: SSGC

Financial Strength

Disciplined Capital Management

$6M
Cash & Equivalents
as of Oct. 31, 2025

$0M
Total Debt
Zero debt burden

$6.7M
Total Assets
Incl. $0.7M IP Value



Cotton
Flax
Textiles
Wool
Fur
Sateen
Copper
Steel
Beryllium
Nickel
Bauxite

Balance Sheet Highlights (Q1 2026)

Current Assets	$	6,075,719.00	Current Liabilities	$	308,746.00
Patents & IP	$	732,876.00	Total Liabilities	$	308,746.00
Total Assets	**$**	**6,808,595.00**	**Stockholders' Equity**	**$**	**6,499,849.00**

Key Financial Strengths

- Strong Current Ratio (19.7X)
- 11% of Assets in Valuable IP
- Clean Capital Structure
- Efficient Cash Management

SafeSpace

Ticker:
OTCID: SSGC

Our Team

World-Class Leaders Driving Global Innovation to Prevent Violence and
Save Lives



Scott M. Boruff
CEO and Chairman of the Board



Dustin Hillis
President and CSO



Anand Ijju
Chief Technology Officer

SafeSpace

THANK YOU

www.safespaceglobal.ai

investors@safespaceglobal.ai

311 S. Weisgarber Rd.

Knoxville, TN 37919